STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 162 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Notes receivable from participants	$ 6,825,311	$ 5,436,049
Investments at Fair Value:
Plan interest in Eaton Savings Trust	209,978,018	198,483,806
Investments at Contract Value:
Plan interest in Eaton Savings Trust	19,556,162	21,084,350
Total Investments	229,534,180	219,568,156
Net Assets Available for Benefits	$ 236,359,491	$ 225,004,205